UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 7, 2020

Date of Report (Date of earliest event reported)

CENTURY COBALT CORP.
(Full Name of Registrant)

Nevada	000-54327	98-0579157
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

10100 Santa Monica Blvd., Suite 300, Century City, CA 90067

(Address of Principal Executive Offices) (Zip Code)

(310) 772-2209

(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Former independent accountants.

(i)	On December 7, 2020, Century Cobalt (“Registrant”) notified Michael Gillespie & Associates PLLC (MGA) Registrant’s independent registered public accounting firm, that it was being replaced.

(ii)	The report of MGA on the consolidated financial statements of the Registrant as of and for the year ended November 30, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report included an explanatory paragraph relating to an uncertainty as to the Company’s ability to continue as a going concern.

(iii)	The decision to discontinue the audit services of MGA was approved by our Board of Directors.

(iv)	During the fiscal years ended year ended November 30, 2018 and 2017 and through December 7, 2020, there has been no disagreement with MGA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MGA, would have caused MGA to make reference to the subject matter of the disagreement in its report. There have been no reportable events as provided in Item 304 (a)(1)(v) of Regulation S-K up to and including the dismissal of MGA except for the material weakness in its system of internal controls over financial reporting which MGA advised the Company existed. The controls designed were adequate for financial disclosures required for the preparation of the Company Form 10-Q and 10-K filings; however due to lack of resources in the Company’s accounting department the controls were not operating effectively. The Company’s board of directors discussed this issue with MGA. MGA has been fully authorized by the Company to answer all inquiries of MGA concerning the controls that were not operating effectively. There are no limitations placed on MGA or MGA concerning the inquiry of any matter related to the Company’s financial reporting.

(v)	There were communication difficulties between the Company and MGA which resulted in MGA resigning.

(vi)	We have provided MGA with a copy of this disclosure and have requested that MGA furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter from MGA, dated February 9, 2021 is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent accountants.

(i)	On December 7, 2020, we retained Fruci & Associates II, PLLC (Fruci) as our new independent registered public accounting firm to audit Registrant’s financial statements for the fiscal year ending November 30, 2020 and 2019. The appointment was approved by our Board of Directors.

(ii)	During the Company’s two most recent fiscal years and any subsequent interim period preceding such engagement, we have not previously consulted with Fruci on the application of accounting principles to a specified transaction, or on the type of audit opinion that might be rendered on our financial statements, or any other matter that was the subject of a disagreement between the Company and Fruci or was a reportable event. In addition, the Company did not consult with Fruci regarding the material weakness of the Company’s internal control over financial reporting prior to engaging Fruci.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

16.1	Letter from Michael Gillespie & Associates PLLC, dated February 9, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY COBALT CORP.

Date: February 9, 2021	/s/ Alexander Stanbury
President, Treasurer, Secretary and Director

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EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Michael Gillespie & Associates PLLC, dated February 9, 2021

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